SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2009

SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)

770-512-7700
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective August 14, 2009, Simmons Bedding Company (“Simmons Bedding”), a subsidiary of Simmons Company, entered into (i) the Fourth Amendment to Second Forbearance Agreement and Seventh Amendment to the Second Amended and Restated Credit and Guaranty Agreement with a majority of its senior lenders and (ii) Amendment No. 4 to the Forbearance Agreement to the Indenture with a majority of the holders of its 7.875% senior subordinated notes, pursuant to which the forbearance periods under both of the forbearance agreements were extended from August 14, 2009 through August 31, 2009.

The press release announcing Simmons Bedding’s extensions of forbearance periods is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated August 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIMMONS COMPANY

By: /s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: August 14, 2009